ANNUAL REPORT -- DECEMBER 31, 1999

SKYLINE SMALL CAP
VALUE PLUS
-----------------





SKYLINE SPECIAL EQUITIES PORTFOLIO
SKYLINE SMALL CAP VALUE PLUS
SKYLINE SMALL CAP CONTRARIAN






[LOGO]

  LETTER FROM KENNETH S. KAILIN, PORTFOLIO MANAGER:(1)
------------------------------------------------------------------------
                                                               December 31, 1999

Dear Shareholder:

OVERVIEW

Skyline Small Cap Value Plus experienced a significantly improved operating environment during the fourth quarter as a strong economy fueled solid stock market returns. The Fund rose 10.66% for the quarter and 4.84% for the year. The Russell 2000 Index, a small company stock benchmark, rose 18.44% in the quarter and 21.26% for the year. According to Morningstar, the average small value mutual fund rose 5.79% in the quarter and 4.87% for the year.

It is important to note that in general, small company growth stocks performed remarkably better than small company value stocks for both the quarter and the year. This is demonstrated by the Russell 2000 Value Index, which rose a meager 1.53% in the fourth quarter and actually fell 1.49% for the year. This compares to the Russell 2000 Growth Index, which rose a powerful 33.39% in the quarter and an incredible 43.09% return for the year. The key driver of growth stocks in 1999 was the phenomenal performance generated by richly valued technology stocks.

MARKET REVIEW

This past year will be remembered as one of the strangest stock market periods of all time. It was a year when interest rates showed a very large percentage increase yet every major stock market average showed a large gain. Though major stock market averages showed large gains, only 32% of the stocks on the New York Stock Exchange increased in value during the year. This trend was magnified on the NASDAQ, where half of the stocks declined while the index rose an unprecedented 86%. It was perhaps the narrowest stock market advance of all time, where a small group of sectors and stocks provided gigantic returns while everything else was flat to down. It was, in fact, a bear market for most stocks for the second consecutive year. The NYSE advance/ decline line, perhaps the best measure of general stock market activity, peaked in the spring of 1998 and has been consistently hitting new lows since.

The stock market was emotionally charged and focused on finding stocks showing very fast revenue growth. Valuation considerations typically appeared to only be a second thought at best. This environment severely impacted our value-oriented investment style. According to data from Prudential Securities, Inc., contrary to prudent investment principles, if investors would have bought stock in all the companies expected to lose money in the Russell 2000 Index during 1999 they would have generated top tier performance results in 1999.

The most important investment story of the year was the performance of technology stocks and their impact on your Fund's performance. Because technology stocks soared in value, growth stock investing dominated investment returns for both the

                       ANNUAL REPORT - DECEMBER 31, 1999                       1
quarter and the year. In fact, there has never been such a large discrepancy in returns between growth and value-oriented portfolios. For the quarter, the Russell 2000 Growth Index beat the Russell 2000 Value Index by 32 percentage points. For the year, the gap between these two indexes was nearly 45 percentage points, with the Growth Index gaining 43.09% and the Value Index declining by 1.49%.

In our opinion, there are two key reasons for this large difference in returns among investment styles. First, returns among economic sectors varied widely, greatly benefiting growth stock investors. With the Federal Reserve raising interest rates, investors shunned financial stocks and economically sensitive stocks, groups that many value-oriented investors own. Instead, investors aggressively moved to the technology sector, a favorite of growth stock investors.

The second key reason for such major return differences is a psychological one that affected P/E ratios. In favored sectors such as technology, stocks took on extremely high P/E multiples that seemed to make little economic sense. At the same time, many value-oriented stocks saw their P/E ratios go down to extraordinarily low levels. It was a period when investors seemed to ignore valuation levels when making investment decisions. No price was too high to pay for rapid growth and no price was too low to sell a stock with disappointing earnings.

PORTFOLIO REVIEW

The year 1999 also proved to be extremely difficult due to unusually wild stock price volatility experienced throughout the year. In the first quarter, the Fund fell 12.65%, but recovered by rising 19.14% in the second quarter before dropping 8.97% in the third quarter. As previously mentioned, the fourth quarter results produced a 10.66% return, bringing the annual return for 1999 to 4.84%.

The fourth quarter performance for the Fund was quite good relative to most small company value funds, but lagged the Russell 2000 Index. These results can be largely explained by the performance of technology stocks. The Fund had approximately 20% of its assets invested in technology stocks at quarter's end. Technology stocks were the single best sector by far for both the Fund and indexes for the quarter and year. The Fund's technology stocks rose an amazing 42% for the quarter and 62% for the year. The combination of strong technology returns and large weightings helped the Fund's performance relative to the small value benchmarks. However, relative to small growth investors, the Fund's technology weightings were small and the returns more modest. This primarily explains the performance lag versus the Russell 2000 Index for the quarter and the year.

The high returns found in the technology sector were broad-based. Investors became mesmerized with the Internet and anything relating to its growth. We were able to identify a number of attractive technology names during the course of the year that had solid growth prospects and below average valuations. These companies generally performed well fundamentally and the valuations typically rose sharply.

2                       ANNUAL REPORT - DECEMBER 31, 1999

Another sector producing a nice return in the quarter was consumer discretionary stocks. This sector represented about 27% of the Fund's assets and produced a solid 18% return in the quarter. Here business service stocks and retail-oriented stocks performed well. A strong economy fueled by healthy consumer spending helped these stocks.

The remaining sectors of the Fund were either up modestly or down modestly in the quarter. The weakest sectors proved to be consumer staples and energy, which were both down about 8% and are smaller weighted positions within the Fund.

Stock selection was reasonably good for the quarter, but was disappointing for the year. Simply stated, we had too many stocks drop by large percentages. Our "downside protection" of buying stocks that are very inexpensive relative to the market, and that do not go down as much when problems are encountered, did not work in 1999. One of the major surprises of the year was how far stocks declined even when they started with low valuations. In many instances, stocks that were already very inexpensive declined by 30% or more on the slightest negative news announcement. This P/E compression was very surprising in view of the P/E expansion that was taking place in other parts of the market.

In summary, we had a good final quarter and an average year relative to our small cap value peers. However, the Fund's performance lagged the small company stock market averages due primarily to the unusual performance of technology stocks.

OUTLOOK

The headline story for the 1998 stock market concerned the remarkable outperformance of large company stocks over small company stocks. The major story describing 1999 was the wide outperformance of growth stocks over value stocks thanks largely to technology shares. As small company value investors, the past two years have been a very trying period for Skyline Funds. We have watched from the sidelines as the majority of the companies we have owned reported record sales and profits, announced that business condition were healthy and the outlook solid. Yet the stock prices of these companies seem to languish because they have been viewed as dull businesses or operating in mature industries relative to the opportunities involving the Internet.

This has created a situation where small cap value-oriented stocks represent compelling value, because their relative valuations have never been so low. In our opinion, the discrepancy in valuation is not justified by the fundamentals. Many large cap stocks are trading at 35-50 times earnings despite growth rates of only 10-15%. Many small cap growth stocks are trading at over 100 times earnings and at valuations that will never make sense.

The near term could continue to be difficult due to possible interest rate hikes by the Federal Reserve. However, once this interest rate move is over, we believe our value

                       ANNUAL REPORT - DECEMBER 31, 1999                       3
style of investing will show extremely strong results. With such a compelling valuation advantage, we believe our value style of investing is set up to provide superior relative returns over the next several years.

It is with bittersweet emotion that I am probably writing my final letter to Skyline Small Cap Value Plus shareholders. After careful consideration our trustees have determined that shareholders will be best served by focusing all efforts and resources on a single fund. I fully expect the new decade to bring about enormous positive changes in many respects, including small company, value-based investing.

/s/ Kenneth S. Kailin

4                       ANNUAL REPORT - DECEMBER 31, 1999

- PORTFOLIO CHARACTERISTICS(1)
---------------------------------------------

                                             SMALL CAP        RUSSELL 2000
                                             VALUE PLUS          VALUE         RUSSELL 2000        S&P 500
 P/E RATIO (MEDIAN)                             17.6              15.6             20.0             23.0
 PRICE/BOOK                                     2.65              1.52             2.72             5.54
 PRICE/SALES                                    0.88              0.86             1.39             2.44
--------------------------------------------------------------------------------------------------------------
 EPS GROWTH--5 YRS (HISTORICAL)                18.4%             10.8%             14.5%            16.6%
 EPS GROWTH--1 YR (FORECASTED)                 23.0%             16.9%             24.5%            21.1%
--------------------------------------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.                   $660 million      $660 million     $880 million      $87 billion
 PORTFOLIO VALUE                            $67 million       $378 billion     $944 billion    $12,285 billion
 NUMBER OF HOLDINGS                              51              1,221             1,857             500
--------------------------------------------------------------------------------------------------------------
 TICKER SYMBOL:                                SPEQX
 CUSIP #:                                    830833406
 INITIAL INVESTMENT:                           $1,000
 SUBSEQUENT INVESTMENT:                         $100
 NET ASSET VALUE (PER SHARE):                  $12.35

- TOP TEN HOLDINGS(3)

                                                             % OF NET ASSETS
----------------------------------------------------------------------------
 UNITED STATIONERS INC.
  Office products distributor
                                                                     3.3%

 HEIDRICK & STRUGGLES INT'L, INC.
  Executive recruiting                                               3.2%

 COVENANT TRANSPORT, INC.
  Specialty truckload carrier                                        3.0%

 APPLIED POWER INC.
  Industrial products manufacturer                                   3.0%

 WESLEY JESSEN VISIONCARE, INC.
  Contact lense manufacturer                                         2.9%

 REMEDYTEMP, INC.
  Staffing services                                                  2.8%

 GILDAN ACTIVEWEAR INC.
  Shirt manufacturer                                                 2.8%

 WHITEHALL JEWELLERS, INC.
  Jewelry store chain                                                2.8%

 C&D TECHNOLOGIES, INC.
  Special purpose batteries                                          2.6%

 BELDEN INC.
  Wire & cable manufacturer                                          2.5%

 TOP TEN HOLDINGS                                                   28.9%

                       ANNUAL REPORT - DECEMBER 31, 1999                       5

- PERFORMANCE (%)(1)
-------------------------------------------------

                            4Q
                           1999    1999    3 yrs.     5 yrs.
 SMALL CAP VALUE PLUS      10.66    4.84    7.29      13.59
 RUSSELL 2000 VALUE         1.53   -1.49    6.69      13.14
 RUSSELL 2000              18.44   21.26   13.08      16.69
 S&P 500                   15.05   21.14   27.66      28.66

- SECTOR WEIGHTINGS (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Discretionary  26.7%
Consumer Staples         4.0%
Energy                   3.7%
Financial Services      17.3%
Health Care              7.9%
Producer Durables       13.5%
Technology              19.9%
Cash                     3.9%
Autos & Transportation   3.1%

6                       ANNUAL REPORT - DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                     Calendar Years
                              Since       -------------------------------------
                           Inception(2)   1999    1998    1997    1996    1995
 SMALL CAP VALUE PLUS          10.98        4.8    -6.7    26.2    26.6    21.0
 RUSSELL 2000 VALUE            11.76       -1.5    -6.5    31.8    21.4    25.8
 RUSSELL 2000                  13.65       21.3    -2.6    22.4    16.5    28.4
 S&P 500                       21.53       21.1    28.8    33.4    23.3    37.5

                           Calendar Years
                           ---------------
                           1994    1993(2)
 SMALL CAP VALUE PLUS       -1.5    10.1
 RUSSELL 2000 VALUE         -1.6    17.1
 RUSSELL 2000               -1.8    13.8
 S&P 500                     1.3    10.0

- SECTOR PERFORMANCE(1) (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------------------

                          4Q 1999                                                        YTD 1999
------------------------------------------------------------   ------------------------------------------------------------
                                            RUSSELL                                                        RUSSELL
                                SMALL CAP    2000    RUSSELL                                   SMALL CAP    2000    RUSSELL
                                VALUE PLUS   VALUE    2000                                     VALUE PLUS   VALUE    2000
Technology                         42.7%     31.4%    64.8%    Technology                         62.2%      65.2%   101.3%
------------------------------------------------------------   ------------------------------------------------------------
Consumer Discretionary             18.4      -0.1     12.2     Energy                             35.8       25.2     26.9
------------------------------------------------------------   ------------------------------------------------------------
Materials & Processing              7.0      -0.2      3.3     Consumer Discretionary             22.8       -3.8     10.6
------------------------------------------------------------   ------------------------------------------------------------
Producer Durables                   4.8       9.3     27.8     Consumer Staples                  -12.7      -22.1    -20.8
------------------------------------------------------------   ------------------------------------------------------------
Financial Services                  2.8      -2.9     -0.6     Materials & Processing            -14.9       -5.3     -3.9
------------------------------------------------------------   ------------------------------------------------------------
Autos & Transportation             -4.0      -2.4      0.9     Health Care                       -15.2        1.9     18.1
------------------------------------------------------------   ------------------------------------------------------------
Health Care                        -5.2      26.2     25.0     Financial Services                -16.5      -11.2     -5.9
------------------------------------------------------------   ------------------------------------------------------------
Energy                             -7.5      -6.7     -8.6     Producer Durables                 -16.9       14.9     36.8
------------------------------------------------------------   ------------------------------------------------------------
Consumer Staples                   -7.7      -7.6     -5.9     Autos & Transportation            -28.6       -8.4     -5.4
------------------------------------------------------------   ------------------------------------------------------------
Utilities                           N/A*     -3.5     16.6     Utilities                           N/A*       2.1     40.9
------------------------------------------------------------   ------------------------------------------------------------
Other                               N/A*     -2.3     -3.1     Other                               N/A*     -14.8    -16.3
------------------------------------------------------------   ------------------------------------------------------------

* Not applicable

                       ANNUAL REPORT - DECEMBER 31, 1999                       7

  STOCK HIGHLIGHTS(3)
------------------------------------------------------------------------

 ARROW ELECTRONICS, INC. (ARW)
Arrow Electronics is the leading global distributor of electronic components and computer products. ARW distributes the parts that are required to produce electronic appliances and is benefiting by the ever-increasing number of computers, cell phones, and DVD players in our lives. ARW's earnings should continue to recover sharply after being negatively impacted by the Asian crisis. ARW's valuation is compelling--trading at almost a 50% discount to the market and has a very bright future.

 MSC INDUSTRIAL DIRECT, CO., INC. (MSM)
MSC Industrial Direct, Co., is a leading distributor of maintenance and repair items for industrial customers. MSM serves a large market with almost unlimited growth prospects. MSM is focused on being the service leader by providing next-day delivery of 400,000 different items so its customers can reduce inventory and ordering costs by consolidating vendors. MSM's customers can order products over the Internet or by telephone. MSM's marketing strategy utilizes a low cost direct mail campaign to prospect for customers. MSM has a solid balance sheet, strong track record, and trades at a discount to the market.
  CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    SMALL CAP   RUSSELL   RUSSELL      S&P
                    VALUE PLUS   2000    2000 VALUE    500
Initial Investment     $10,000  $10,000     $10,000  $10,000
1993                   $11,008  $11,376     $12,384  $10,732
1994                   $10,841  $11,169     $12,192  $10,874
1995                   $13,112  $14,346     $15,332  $14,953
1996                   $16,599  $16,712     $18,608  $18,431
1997                   $20,950  $20,448     $24,521  $24,582
1998                   $19,555  $19,928     $22,940  $31,652
1999                   $20,501  $24,164     $22,598  $38,343

Note: Past performance is no guarantee of future results. See "Notes to Performance" at end of this section.

8                       ANNUAL REPORT - DECEMBER 31, 1999

NOTES TO PERFORMANCE

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the one, three, and five years ended December 31, 1999, and for the period February 9, 1993 (inception) through December 31, 1999, is an average annual total return calculation which is described in the Fund's prospectus.

    The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Sources: Frank Russell Company & Morningstar, Inc.

(2) Return is calculated from the Fund's inception on February 9, 1993. The Russell 2000 Value performance reflects an inception date of March 1, 1993.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies.

DISTRIBUTOR: FUNDS DISTRIBUTOR INC.

                       ANNUAL REPORT - DECEMBER 31, 1999                       9

- PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999
------------------------------------------------------------------------

                                              Company               Number        Market
                                            Description            Of Shares      Value
                                  -------------------------------  ---------   ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 3.1%
  TRUCKING
Covenant Transport, Inc.(a)       Specialty truckload carrier       117,100    $  2,034,612
CONSUMER DISCRETIONARY - 26.7%
  APPAREL/TEXTILES - 2.8%
Gildan Activewear Inc.(a)         Shirt manufacturer                102,300       1,854,187
  COMMERCIAL SERVICES - 13.3%
G&K Services, Inc.                Uniform rental                     21,000         679,875
Heidrick & Struggles
  Int'l, Inc.(a)                  Executive recruiting               50,700       2,142,075
Interim Services Inc.(a)          Staffing provider                  23,300         576,675
RemedyTemp, Inc.(a)               Staffing services                 100,000       1,900,000
Safety-Kleen Corp.(a)             Industrial waste services         117,075       1,324,411
United Stationers Inc.(a)         Office products distributor        77,600       2,216,450
                                                                               ------------
                                                                                  8,839,486
  CONSUMER PRODUCTS/SERVICES - 2.2%
Regis Corporation                 Hair care services                 78,800       1,487,350
  RESTAURANTS - 2.1%
Brinker International, Inc.(a)    Casual dining                       2,800          67,550
IHOP Corp.(a)                     Casual dining                      40,100         669,169
Ruby Tuesday, Inc.                Casual dining                      36,500         663,844
                                                                               ------------
                                                                                  1,400,563
  RETAIL - 6.3%
CSK Auto Corp.(a)                 DIY auto parts chain               51,500         901,250
Gadzooks, Inc.(a)                 Teen apparel retailer             151,300       1,484,631
Whitehall Jewellers, Inc.(a)      Jewelry store chain                50,000       1,843,750
                                                                               ------------
                                                                                  4,229,631
                                                                               ------------
  TOTAL CONSUMER DISCRETIONARY                                                   17,811,217
CONSUMER STAPLES - 4.0%
  CONSUMER STAPLES - 4.0%
Del Monte Foods Co.(a)            Canned foods                      108,100       1,330,981
International Home
  Foods, Inc.(a)                  Packaged-foods manufacturer        78,700       1,367,412
                                                                               ------------
                                                                                  2,698,393

10                       ANNUAL REPORT - DECEMBER 31, 1999

------------------------------------------------------------------------

                                              Company               Number        Market
                                            Description            Of Shares      Value
                                  -------------------------------  ---------   ------------
ENERGY - 3.7%
  EQUIPMENT & SERVICES - 1.9%
Tidewater Inc.                    Supply boat operator               34,800    $  1,252,800
  EXPLORATION & PRODUCTION - 1.8%
Newfield Exploration Co.(a)       Oil & gas producer                 45,700       1,222,475
                                                                               ------------
  TOTAL ENERGY                                                                    2,475,275
FINANCIAL SERVICES - 17.3%
  BANKS/THRIFTS - 1.3%
Peoples Heritage Financial Group  New England-based thrift           57,900         872,119
  INSURANCE - 6.7%
CNA Surety Corp.                  Surety insurance                   56,300         731,900
Gallagher & Co. (Arthur J.)       Insurance broker                   16,300       1,055,425
Radian Group Inc.                 Mortgage insurance                 30,200       1,442,050
StanCorp Financial Group, Inc.    Disability insurance               48,600       1,224,112
                                                                               ------------
                                                                                  4,453,487
  OTHER FINANCIAL SERVICES - 7.8%
American Capital Strategies,
  Ltd.                            Commercial finance                 71,500       1,626,625
Gabelli Asset Management Inc.(a)  Asset management                   64,400       1,046,500
Heller Financial, Inc.            Commercial finance                 73,600       1,476,600
Raymond James Financial, Inc.     Investment services                54,200       1,012,863
                                                                               ------------
                                                                                  5,162,588
  REAL ESTATE INVESTMENT TRUSTS - 1.5%
Prentiss Properties Trust         Office properties                  48,500       1,018,500
                                                                               ------------
  TOTAL FINANCIAL SERVICES                                                       11,506,694
HEALTH CARE - 7.9%
  MEDICAL EQUIPMENT/PRODUCTS
Arrow International, Inc.         Disposable catheters producer      44,700       1,296,300
Cooper Companies, Inc. (The)      Eyecare products                   31,500         948,938
DENTSPLY International Inc.       Dental products manufacturer       46,000       1,086,750
Wesley Jessen
  VisionCare, Inc.(a)             Contact lense manufacturer         50,600       1,916,475
                                                                               ------------
                                                                                  5,248,463
PRODUCER DURABLES - 13.5%
  DIVERSIFIED MANUFACTURING - 5.0%
Applied Power Inc.                Industrial products
                                  manufacturer                       53,900       1,980,825
Pentair, Inc.                     Diversified manufacturer           35,500       1,366,750
                                                                               ------------
                                                                                  3,347,575

                       ANNUAL REPORT - DECEMBER 31, 1999                      11

- PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999 (CONTINUED)
------------------------------------------------------------------------

                                              Company               Number        Market
                                            Description            Of Shares      Value
                                  -------------------------------  ---------   ------------
  ELECTRICAL EQUIPMENT/PRODUCTS - 2.5%
Belden Inc.                       Wire & cable manufacturer          78,900    $  1,656,900
  OTHER PRODUCER DURABLES - 6.0%
C&D Technologies, Inc.            Special purpose batteries          40,600       1,725,500
IDEX Corp.                        Specialty pump products             7,700         233,888
MSC Industrial Direct Co.         Direct marketer of industrial
  Inc.(a)                         products                           70,700         936,775
Snap-on Inc.                      Professional tools                 42,100       1,118,281
                                                                               ------------
                                                                                  4,014,444
                                                                               ------------
  TOTAL PRODUCER DURABLES                                                         9,018,919
TECHNOLOGY - 19.9%
  CONTRACT MANUFACTURING - 1.7%
DII Group, Inc.(a)                Electronics manufacturing          15,700       1,114,209
  DEFENSE RELATED - 1.6%
Primex Technologies, Inc.         Ordinance/aerospace products       51,300       1,064,475
  DISTRIBUTION - 3.4%
Arrow Electronics, Inc.(a)        Distributes electronic
                                  components                         47,900       1,215,462
ScanSource Inc.(a)                Specialty technology products      26,200       1,062,738
                                                                               ------------
                                                                                  2,278,200
  ELECTRONIC COMPONENTS - 3.5%
Artesyn Technologies, Inc.(a)     Power supplies                     77,700       1,631,700
Tektronix, Inc.                   Electronic measurement products    18,100         703,638
                                                                               ------------
                                                                                  2,335,338
  OTHER TECHNOLOGY - 4.4%
Cohu Inc.                         Manufacturer of capitial
                                  equipment for semiconductor
                                  producers                          42,100       1,305,100
FLIR Systems, Inc.(a)             Thermal imaging systems           101,300       1,646,125
                                                                               ------------
                                                                                  2,951,225
  SERVICES - 3.0%
American Management Systems
  Inc.(a)
                                  Information technology service
                                  provider                           19,700         618,087
CACI International Inc.(a)        Technology services provider       60,500       1,368,813
                                                                               ------------
                                                                                  1,986,900

12                       ANNUAL REPORT - DECEMBER 31, 1999

------------------------------------------------------------------------

                                              Company               Number        Market
                                            Description            Of Shares      Value
                                  -------------------------------  ---------   ------------
  SOFTWARE - 2.3%
Symantec Corp.(a)                 Personal computer software         26,800    $  1,571,150
                                                                               ------------
  TOTAL TECHNOLOGY                                                               13,301,497
                                                                               ------------
TOTAL COMMON STOCKS - 96.1%
(Cost $52,855,973)                                                               64,095,070
MONEY MARKET INSTRUMENTS(B)
Yield 6.095% to 6.160%
  due February 2000 to April 2000
  General Mills, Inc.                                                             2,205,016
  Pitney Bowes Credit Corp.                                                       1,116,854
  Wisconsin Corp. Credit Union                                                      774,647
                                                                               ------------
TOTAL MONEY MARKET INSTRUMENTS - 6.1%
(Cost $4,096,517)                                                                 4,096,517
                                                                               ------------
TOTAL INVESTMENTS - 102.2%
(Cost $56,952,490)                                                               68,191,587
OTHER LIABILITIES LESS OTHER ASSETS - (2.2%)                                     (1,517,140)
                                                                               ------------
NET ASSETS - 100.0%                                                            $ 66,674,447
                                                                               ============

a Non-income producing security.

b Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1999.

Based on cost of investments for federal income tax purposes of $56,952,490 on
December 31, 1999, net unrealized appreciation was $11,239,097, consisting of gross unrealized appreciation of $12,623,776 and gross unrealized depreciation of
$1,384,679.

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1999                      13

  STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $56,952,490)                                    $68,191,587
Receivable for:
  Dividends and interest                                    $   67,140
  Fund shares sold                                             252,270           319,410
                                                            ----------
Total assets                                                                  68,510,997
                                                                             -----------
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                                      $1,174,645
  Fund shares redeemed                                         577,782
  Comprehensive management fee                                  84,123         1,836,550
                                                            ----------       -----------
Net assets applicable to shares outstanding                                  $66,674,447
                                                                             ===========
Shares outstanding--no par value
  (unlimited number of shares authorized)                                      5,400,292
                                                                             ===========
PRICING OF SHARES
Net asset value, offering price and redemption price
  per share                                                                  $     12.35
                                                                             ===========
ANALYSIS OF NET ASSETS
Paid-in capital                                                              $55,499,964
Accumulated net realized loss on
  sales of investments                                                           (64,614)
Net unrealized appreciation of investments                                    11,239,097
                                                                             -----------
Net assets applicable to shares outstanding                                  $66,674,447
                                                                             ===========

See accompanying notes to financial statements.

14                       ANNUAL REPORT - DECEMBER 31, 1999

  STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------

Investment income
  Dividends                                                        $   632,893
  Interest                                                             291,708
                                                                   -----------
Total investment income                                                924,601

Expenses:
  Comprehensive management fee                                       1,339,353
  Fees to unaffiliated trustees                                         14,532
  Amortization of organization costs                                     2,440
                                                                   -----------
Total expenses                                                       1,356,325
                                                                   -----------
Net investment loss                                                   (431,724)

Net realized and unrealized gain (loss) on investments:
  Net realized gain on sales of investments                          1,411,552
  Net change in net unrealized appreciation or depreciation         (1,258,779)
                                                                   -----------
Net realized and unrealized gain on investments                        152,773
                                                                   -----------
Net decrease in net assets resulting from operations               $  (278,951)
                                                                   ===========

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1999                      15

  STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                         Year ended          Year ended
                                                          12/31/99            12/31/98
                                                        -------------       ------------
From operations:
  Net investment loss                                   $    (431,724)      $   (668,879)
  Net realized gain (loss) on sales of
    investments                                             1,411,552         (1,476,166)
  Net change in net unrealized appreciation or
    depreciation                                           (1,258,779)        (7,833,754)
                                                        -------------       ------------
Net (decrease) in net assets resulting from
  operations                                                 (278,951)        (9,978,799)
Distributions to shareholders from:
  Net realized gains                                               --         (1,234,409)
  Return of capital                                                --           (112,960)
                                                        -------------       ------------
Decrease in net assets resulting from
  distributions from shareholders                                  --         (1,347,369)
From fund share transactions:
  Proceeds from fund shares sold                           52,055,709         94,550,013
  Reinvestments of capital gain distributions                      --          1,318,065
  Payments for fund shares redeemed                      (120,003,891)      (115,327,102)
                                                        -------------       ------------
Net decrease in net assets resulting from share
  transactions                                            (67,948,182)       (19,459,024)
                                                        -------------       ------------
Total decrease in net assets                              (68,227,133)       (30,785,192)
Net assets at beginning of year                           134,901,580        165,686,772
                                                        -------------       ------------
Net assets at end of year                               $  66,674,447       $134,901,580
                                                        =============       ============

See accompanying notes to financial statements.

16                       ANNUAL REPORT - DECEMBER 31, 1999

  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                                          Year         Year       Year       Year       Year
                                         Ended        Ended      Ended      Ended      Ended
                                        12/31/99     12/31/98   12/31/97   12/31/96   12/31/95
                                      --------------------------------------------------------
Net asset value at
  beginning of year                     $ 11.78      $  12.75   $  11.94   $  11.29   $ 10.14
                                        -------      --------   --------   --------   -------
Income from investment operations
    Net investment (loss) income          (0.15)        (0.06)     (0.03)     (0.02)     0.06
    Net realized and unrealized gain
      (loss) on investments                0.72         (0.79)      3.13       2.94      2.06
                                        -------      --------   --------   --------   -------
      Total from investment
        operations                         0.57         (0.85)      3.10       2.92      2.12
                                        -------      --------   --------   --------   -------
Less distributions from:
  Dividends from net investment
    income                                   --            --         --      (0.01)    (0.06)
  Dividends from net realized gains
    on investments                           --         (0.11)     (2.29)     (2.26)    (0.91)
  Dividends from return of capital           --         (0.01)        --         --        --
                                        -------      --------   --------   --------   -------
Total distributions                          --         (0.12)     (2.29)     (2.27)    (0.97)
                                        -------      --------   --------   --------   -------
Net asset value at end of year          $ 12.35      $  11.78   $  12.75   $  11.94   $ 11.29
                                        =======      ========   ========   ========   =======
Total Return                              4.84%        (6.66%)    26.21%     26.60%    20.95%
Ratios/Supplemental Data
  Ratio of expenses to average net
    assets                                1.52%         1.51%      1.51%      1.53%     1.52%
  Ratio of net investment (loss)
    income to average net assets         (0.48%)       (0.43%)    (0.30%)    (0.24%)    0.50%
  Portfolio turnover rate                   92%          106%       104%       145%      102%
  Net assets, end of year
    (in thousands)                      $66,674      $134,902   $165,687   $105,333   $89,203
                                        =======      ========   ========   ========   =======

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1999                      17

 NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

Skyline Funds is an open-end, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus (formerly Special Equities II), and Small Cap Contrarian. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, Small Cap Value Plus on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Small Cap Value Plus ("Fund").

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Variable rate demand notes with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold on a continuous basis and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time) each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 1999, the Fund had capital loss carryforwards of $64,614. This loss may be used to offset future capital gains arising in tax years through 2006.

18                       ANNUAL REPORT - DECEMBER 31, 1999

------------------------------------------------------------------------

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

/ / EXPENSES - Expenses arising in connection with a particular fund are allocated to that fund. Other expenses of the Skyline Funds, such as trustees' fees, are allocated proportionately among the three funds comprising Skyline Funds.

/ / LINE OF CREDIT - The Funds share in a $10 million ($3 million committed) revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. There were no borrowings under this agreement during the year ended December 31, 1999.

                                       2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 1999 was $1,339,353.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the year ended December 31, 1999, fees of $14,532 were paid by the Fund to the unaffiliated trustees.

                                       3
                            FUND SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statements of changes in net assets were as follows:

                                                  Year Ended      Year ended
                                                   12/31/99        12/31/98
                                                 ----------------------------
Shares sold                                          4,600,697      7,559,639
Shares issued in reinvestment of
  dividends                                                 --        113,150
                                                 -------------   ------------
                                                     4,600,697      7,672,789
Less shares redeemed                               (10,654,966)    (9,216,532)
                                                 -------------   ------------
Net decrease in shares outstanding                  (6,054,269)    (1,543,743)
                                                 =============   ============

                       ANNUAL REPORT - DECEMBER 31, 1999                      19

------------------------------------------------------------------------

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1999 were as follows:

Cost of purchases                   $79,620,967
Proceeds from sales                 145,701,014

                                       5
                                SUBSEQUENT EVENT

A special meeting of Shareholders of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian is scheduled to be held on Tuesday, February 29, 2000. The purpose of the special meeting is to approve the Plan of Reorganization (the "Plan"), which was previously approved by Skyline Funds' Board of Trustees. The proposed Plan provides for the acquisition of the assets and assumption of the liabilities of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian by Skyline Special Equities, in exchange solely for shares of Skyline Special Equities.

20                       ANNUAL REPORT - DECEMBER 31, 1999

  REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------

To the Shareholders of Skyline Small Cap Value Plus and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Small Cap Value Plus as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Small Cap Value Plus at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
January 31, 2000

                       ANNUAL REPORT - DECEMBER 31, 1999                      21

  REPORT FOR THE YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

22                       ANNUAL REPORT - DECEMBER 31, 1999

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                       ANNUAL REPORT - DECEMBER 31, 1999                      23

                      This page left blank intentionally.

24                       ANNUAL REPORT - DECEMBER 31, 1999

FOR 24-HOUR ACCOUNT INFORMATION CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE DURING
NORMAL BUSINESS HOURS CALL: 1.800.828.2SKY AND PRESS 0 WHEN PROMPTED.
------------------------------------------------

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606